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                                    FORM 8-K
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549


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                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934


                       Date of Report:  August 14, 2002

                        Commission File Number 1-13123



                               METALS USA, INC.
           (Exact name of Registrant as Specified in its Charter)




               DELAWARE                                       76-0533626
    (State or other jurisdiction                           (I.R.S. Employer
  of incorporation or organization)                      Identification Number)




        THREE RIVERWAY, SUITE 600                                77056
            HOUSTON, TEXAS                                     (Zip Code)
(Address of Principal Executive Offices)




      Registrant's telephone number, including area code: (713) 965-0990



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                               METALS USA, INC.

                                    FORM 8-K


ITEM 9.  REGULATION FD DISCLOSURE

    Today, the principal executive officer and the principal financial officer of Metals USA, Inc., a Delaware corporation (the "Company") delivered their sworn statements to the Securities and Exchange Commission as required by SEC Order 4-460 (dated June 27, 2002). The sworn statements of J. Michael Kirksey, Chairman of the Board, President and Chief Executive Officer, and Terry L. Freeman, Senior Vice President, Treasurer and Chief Accounting Officer, (Principal Financial Officer) are attached to this report as Exhibits 99.1 and 99.2.

EXHIBIT  INDEX:

    ITEM      DESCRIPTION
    ----      -----------
      99.1    Statement Under Oath of J. Michael Kirksey, Principal
              Executive Officer of Metals USA, Inc. Regarding
              Facts and Circumstances Relating to Exchange Act
              Filings (as delivered to the SEC on August 14, 2002)

      99.2    Statement Under Oath of Terry L. Freeman, Principal
              Financial Officer of Metals USA, Inc., Regarding
              Facts and Circumstances Relating to Exchange Act
              Filings (as delivered to the SEC on August 14, 2002)




                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized, who has signed this report on behalf of the Registrant.


                                                  METALS USA, INC.


Date:  August 14, 2002                 By:       /s/  Terry L. Freeman
                                          --------------------------------------
                                                   Terry L. Freeman
                                             Senior Vice President, Treasurer
                                               and Chief Accounting Officer




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